UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2022

Arch Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CityPlace One

One CityPlace Drive, Suite 300

St. Louis, Missouri 63141

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (314) 994-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	ARCH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 8.01 is incorporated into this Item 3.02 by reference.

The Exchanges (as defined below) were conducted as private placements, and the aggregate of 2,630,272 shares of common stock issued in the Exchanges were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) of the Securities Act in transactions not involving any public offering.

Item 7.01. Regulation FD Disclosure.

On May 26, 2022, the Arch Resources, Inc. (the “Company”) issued a press release relating to the closing of the Exchanges. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information under this Item 7.01, and the contents of Exhibit 99.1, are being furnished and will not be deemed to be “filed” purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will the same be incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation-by-reference language in such filing.

Item 8.01. Other Events.

On May 18, 2022, the Company entered into separate, privately negotiated exchange agreements (the “Exchange Agreements”) with a limited number of holders of its 5.25% Convertible Senior Notes due 2025 (the “Notes”) to exchange (collectively, the “Exchanges”) approximately $125.2 million principal amount of Notes for aggregate consideration consisting of approximately $130.1 million in cash and approximately 2.6 million shares of the Company’s common stock. The number of shares of the Company’s common stock issued pursuant to the Exchanges was determined over the four consecutive trading day period beginning on, and including, May 19, 2022. The Exchanges were consummated on May 25, 2022.

The summary of the foregoing transactions is qualified in its entirety by reference to the text of the Form of Exchange Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 23, 2022, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release of Arch Resources, Inc., dated May 26, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2022	Arch Resources, Inc.

	By:	/s/ Rosemary L. Klein
Rosemary L. Klein Senior Vice President – Law, General Counsel and Secretary